EXHIBIT 99.1

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the three and six months ended June 30, 2020. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, Inc.’s financial statements for the relevant periods.

	As of June 30, 2020
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other (1)	Total Apollo Global Management, Inc. Consolidated
Statement of Financial Data	(dollars in thousands)
Assets:
Cash and cash equivalents	$939,705	$6	$113	$939,824
Restricted cash	81,378	—	—	81,378
U.S. Treasury securities, at fair value	764,923	—	—	764,923
Investments (includes performance allocations of $691,022 as of June 30, 2020)	3,552,447	339	(206,351)	3,346,435
Assets of consolidated variable interest entities:
Cash and cash equivalents	—	670,691	1,070	671,761
Investments, at fair value	—	10,776,386	(737,586)	10,038,800
Other assets	—	189,592	(8,333)	181,259
Incentive fees receivable	864	—	—	864
Due from related parties	690,691	—	(205,317)	485,374
Deferred tax assets, net	2,857	—	741,876	744,733
Other assets	240,308	—	37,626	277,934
Lease assets	308,165	—	—	308,165
Goodwill	117,553	—	(595)	116,958
Total Assets	$6,698,891	$11,637,014	$(377,497)	$17,958,408

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$101,082	$—	$18,852	$119,934
Accrued compensation and benefits	139,750	—	—	139,750
Deferred revenue	63,156	—	—	63,156
Due to related parties	394,981	—	316,724	711,705
Profit sharing payable	486,936	—	—	486,936
Debt	3,147,276	—	—	3,147,276
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	5,954,801	(275,308)	5,679,493
Notes Payable	—	2,571,962	(619,343)	1,952,619
Other liabilities	—	945,648	(27,318)	918,330
Due to related parties	—	21,285	(21,285)	—
Other liabilities	158,300	—	—	158,300
Lease liabilities	338,972	—	—	338,972
Total Liabilities	4,830,453	9,493,696	(607,678)	13,716,471

Stockholders’ Equity:
Apollo Global Management, Inc. stockholders' equity:
Series A Preferred Stock, 11,000,000 shares issued and outstanding as of June 30, 2020	264,398	—	—	264,398
Series B Preferred Stock, 12,000,000 shares issued and outstanding as of June 30, 2020	289,815	—	—	289,815
Additional paid in capital	—	—	1,032,442	1,032,442
Retained earnings (accumulated deficit)	109,654	60,016	(823,415)	(653,745)
Accumulated other comprehensive loss	(6,324)	(18,709)	21,154	(3,879)
Total Apollo Global Management, Inc. stockholders’ equity	657,543	41,307	230,181	929,031
Non-Controlling Interests in consolidated entities	5,859	2,102,011	—	2,107,870
Non-Controlling Interests in Apollo Operating Group	1,205,036	—	—	1,205,036
Total Stockholders’ Equity	1,868,438	2,143,318	230,181	4,241,937
Total Liabilities and Stockholders’ Equity	$6,698,891	$11,637,014	$(377,497)	$17,958,408

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.

	For the Three Months Ended June 30, 2020
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, Inc. Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees	$423,082	$—	$(13,129)	$409,953
Advisory and transaction fees, net	61,957	—	—	61,957
Investment income (loss):
Performance allocations	924,912	—	(313)	924,599
Principal investment income (loss)	114,343	—	(2,722)	111,621
Total investment income (loss)	1,039,255	—	(3,035)	1,036,220
Incentive fees	205	—	—	205
Total Revenues	1,524,499	—	(16,164)	1,508,335

Expenses:
Compensation and benefits:
Salary, bonus and benefits	151,019	—	—	151,019
Equity-based compensation	59,420	—	—	59,420
Profit sharing expense	375,959	—	—	375,959
Total compensation and benefits	586,398	—	—	586,398
Interest expense	32,291	—	—	32,291
General, administrative and other	83,719	—	10	83,729
Placement fees	359	—	—	359
Total Expenses	702,767	—	10	702,777

Other Income:
Net gains (losses) from investment activities	270,112	51	(1,496)	268,667
Net gains from investment activities of consolidated variable interest entities	—	44,142	13,720	57,862
Interest income	4,219	—	(225)	3,994
Other income, net	3,322	—	5	3,327
Total Other Income	277,653	44,193	12,004	333,850
Income (loss) before income tax (provision) benefit	1,099,385	44,193	(4,170)	1,139,408
Income tax provision	(3,181)	—	(137,142)	(140,323)
Net Income (Loss)	1,096,204	44,193	(141,312)	999,085
Net income attributable to Non-controlling Interests	(512,720)	—	(40,036)	(552,756)
Net Income (Loss) Attributable to Apollo Global Management, Inc.	583,484	44,193	(181,348)	446,329
Series A Preferred Stock Dividends	(4,383)	—	—	(4,383)
Series B Preferred Stock Dividends	(4,782)	—	—	(4,782)
Net Income (Loss) Attributable to Apollo Global Management, Inc. Class A Common Stockholders	$574,319	$44,193	$(181,348)	$437,164

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.

	For the Six Months Ended June 30, 2020
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, Inc. Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees	$839,042	$—	$(32,485)	$806,557
Advisory and transaction fees, net	98,920	—	—	98,920
Investment income (loss):
Performance allocations	(823,916)	—	14,192	(809,724)
Principal investment income (loss)	(79,807)	—	3,579	(76,228)
Total investment income (loss)	(903,723)	—	17,771	(885,952)
Incentive fees	19,724	—	—	19,724
Total Revenues	53,963	—	(14,714)	39,249

Expenses:
Compensation and benefits:
Salary, bonus and benefits	290,288	—	—	290,288
Equity-based compensation	111,542	—	—	111,542
Profit sharing expense	(260,039)	—	—	(260,039)
Total compensation and benefits	141,791	—	—	141,791
Interest expense	63,533	—	—	63,533
General, administrative and other	168,590	(6)	(333)	168,251
Placement fees	768	—	—	768
Total Expenses	374,682	(6)	(333)	374,343

Other Income (Loss):
Net losses from investment activities	(994,131)	(257)	(1,496)	(995,884)
Net gains (losses) from investment activities of consolidated variable interest entities	—	(139,090)	31,032	(108,058)
Interest income	12,382	—	(454)	11,928
Other loss, net	(13,177)	—	(3)	(13,180)
Total Other Income (Loss)	(994,926)	(139,347)	29,079	(1,105,194)
Income (loss) before income tax (provision) benefit	(1,315,645)	(139,341)	14,698	(1,440,288)
Income tax (provision) benefit	(10,643)	—	166,173	155,530
Net Income (Loss)	(1,326,288)	(139,341)	180,871	(1,284,758)
Net loss attributable to Non-controlling Interests	610,249	—	124,620	734,869
Net Income (Loss) Attributable to Apollo Global Management, Inc.	(716,039)	(139,341)	305,491	(549,889)
Series A Preferred Stock Dividends	(8,766)	—	—	(8,766)
Series B Preferred Stock Dividends	(9,563)	—	—	(9,563)
Net Income (Loss) Attributable to Apollo Global Management, Inc. Class A Common Stockholders	$(734,368)	$(139,341)	$305,491	$(568,218)

(1)	Includes eliminations for VIE and fund consolidation and entities not included in the Apollo Operating Group.